UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22807
Pathway Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Pathway Energy Infrastructure Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2015

Item 1. Report to Stockholders.
The annual report to stockholders for the year ended June 30, 2015 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Pathway Energy Infrastructure Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Company intends to elect to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, as well as other energy-related industrial companies with businesses engaged in, but not limited to, manufacturing, chemicals, infrastructure, materials, logistics, marketing, waste and environmental services. The Company intends to invest in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

Letter to Stockholders

August 28, 2015

Dear Stockholders,

We are pleased to present this annual report of Pathway Energy Infrastructure Fund, Inc. (“we,” “us,” “our,” the “Company” or “Pathway”) for the fiscal year ended June 30, 2015.

Investment Outlook
Under prevailing market conditions, we believe we will identify investment opportunities which can deliver attractive risk-adjusted returns for the Company’s stockholders.

Long-term growth trends in the energy sector include: increasing world-wide and U.S. energy demand, the development of new energy supplies, and the application of new technologies to bring that supply to market. These trends are driving the need for significant capital investment in energy and energy-related infrastructure creating generally favorable conditions for energy investments in senior secured loans, unsecured debt and dividend-paying equities. The market conditions contributing to our optimism, even in light of recent falling crude prices include the following:

•	Energy consumption in the U.S. has grown by over 28% in the past 30 years (1984-2014), a result of relatively inelastic demand for energy driven by population and economic growth.(1)

•
The U.S. Energy Information Administration (“EIA”) estimates that global petroleum and other liquids consumption will grow by approximately 1.3 million barrels/day in 2015 and by 1.4 million barrels/day in 2016. Global liquids production continues to exceed consumption, resulting in inventory builds. Global oil inventory builds are estimated to have averaged 2.2 million barrels/day through the first half of 2015 and are projected to average 1.5 million barrels/day during the second half of the year. The slowing increases in inventory reflect rising demand and slowing production growth outside of the Organization of the Petroleum Exporting Countries (OPEC), particularly in the U.S., the result of a pullback in capital spending to drill new wells.(2)

•
Natural gas is the fastest growing fossil fuel, with demand rising at the rate of 1.9% each year over the next two decades to reach 490 billion cubic feet/day.(3) The EIA projects that U.S. total natural gas consumption will increase to an average of 76.7 billion cubic feet/day in 2015 and 76.6 billion cubic feet/day in 2016. This anticipated growth in demand will need to be met with increased supply throughout the world.

•	The International Energy Agency (“IEA”) estimates that over $6 trillion is required for U.S. energy supply infrastructure investment through 2035.(4)

•
The lower energy prices we are experiencing today are the direct result of this robust reserve development in the U.S. and the average household is expected to save $675 in motor fuel costs in 2015.(5) This stimulus will help drive demand from both consumers and industry. Consumer spending represents two-thirds of U.S. gross domestic product.

•	The U.S. energy renaissance over the last decade has been critical in reducing the U.S.’s dependence on foreign supplies and thus strengthen the U.S.’s economic and national security.

However, beyond this primarily optimistic environment, our outlook is tempered by some additional indicators that bear watching:

•
Crude oil prices fell approximately 44% from mid-summer 2014 through June 2015 reaching a low of approximately $43.(6) There are many energy companies with significant exposure to falling crude oil prices, which will adversely impact their future earnings.

•
Since the beginning of 2015, we have seen a sharp reduction in 2015 announced capital expenditure budgets for oil-centric exploration and production companies. By reducing investment in new development projects to replace produced reserves, the future earnings of these companies could be adversely impacted. The companies that provide services to these companies could also be adversely impacted.

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Pathway Energy Infrastructure Fund, Inc.                                    4

Senior secured debt, unsecured debt and master limited partnership prices have adjusted quickly to these announcements, and as a result the sector has a significant number of compelling investment opportunities. According to Bank of America Merrill Lynch (“BAML”), as of July 9, 2015, the U.S. high-yield energy index was trading at a 9.3% yield-to-worst compared to 6.6% for the broader U.S. high-yield index.  The BAML U.S. high-yield energy index also has an average value of 89.3% of par compared to 100.0% for the broader BAML U.S. high-yield index.  Being able to purchase assets at a discount provides us “pull to par” upside potential while earning an attractive current yield.

In conclusion, the U.S. energy sector continues to seek out capital to help fund the infrastructure required to bring new energy supplies to their end markets. While oil prices have fallen due to a temporary over supply of crude oil, global energy demand continues to increase.

We believe that long-term investment strategies in the energy sector continue to be supported by strong fundamentals. We are optimistic that these long-term favorable drivers will continue to create attractive opportunities to deploy capital in the near-term. Pathway will benefit from recent lower energy company valuations to generate higher yielding returns for our investors. Since our targeted investment allocation is across senior secured debt, unsecured debt and dividend-paying equities, we believe we are well positioned to meet our investment objectives of delivering current income and secondarily capital appreciation, with an intense focus on capital preservation.

Sincerely,

M. Grier Eliasek
Chief Executive Officer

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Pathway Energy Infrastructure Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by unknowable future events and conditions, including elements of the future that are or are not under the control of Pathway Energy Infrastructure Fund, Inc., and that Pathway Energy Infrastructure Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Pathway Energy Infrastructure Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

_____________________________________

(1) U.S. Energy Information Administration, July 2015 Monthly Energy Review.
(2) U.S. Energy Information Administration Short-Term Energy Outlook, July 2015.
(3) BP Energy Outlook 2035, February 2015.
(4) U.S. Energy Information Administration, Annual Energy Outlook 2014.
(5) U.S. Energy Information Administration, May 12, 2015.
(6) Bloomberg.

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Pathway Energy Infrastructure Fund, Inc.                                    5

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholder
Pathway Energy Infrastructure Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Pathway Energy Infrastructure Fund, Inc. (the “Company”) as of June 30, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pathway Energy Infrastructure Fund, Inc. as of June 30, 2015, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 28, 2015

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Pathway Energy Infrastructure Fund, Inc.                                    6

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Assets and Liabilities
June 30, 2015

Assets
Cash and cash equivalents	$223,400
Deferred offering costs	166,980
Due from Adviser (note 4)	1,321,822
Prepaid expenses	48,005
Total assets	1,760,207
Liabilities
Due to Adviser (note 4)	1,731,608
Due to Administrator (note 4)	124,565
Accrued expenses	51,000
Total liabilities	1,907,173
Net liabilities	$(146,966)
Components of net liabilities:
Common stock, $0.01 par value; 200,000,000 shares authorized; 16,233 Class I shares issued
and outstanding	$162
Offering costs in excess of additional paid-in capital	(62,684)
Accumulated net investment loss	(84,444)
Net liabilities	$(146,966)

Net liabilities value per share	$(9.05)
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    7

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Operations
Year Ended June 30, 2015

Investment income	$—
Expenses
Amortization of offering costs	800,442
Administrator costs (note 4)	124,565
Marketing expense	102,558
Insurance expense	95,523
Due diligence expense	80,712
Audit and tax expense	67,750
General and administrative	62,216
Total expenses	1,333,766
Waiver of organization costs paid by the Adviser (note 4)	(11,944)
Expense support reimbursement (note 4)	(1,321,822)
Net expenses	—
Net investment income	—
Net increase in net assets resulting from operations	$—
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    8

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statements of Changes in Net Assets

	Years Ended
	June 30, 2015	June 30, 2014
Increase (Decrease) in net assets resulting from operations:
Net investment income (loss)	$—	$(58,536)
Net increase (decrease) in net assets resulting from operations	—	(58,536)
Capital transactions:
Subscriptions from shares sold (note 4)	40,006	184,009
Offering costs	(286,537)	—
Net (decrease) increase in net assets from capital transactions	(246,531)	184,009
Total (decrease) increase in net assets	(246,531)	125,473
Net assets (liabilities):
Beginning of year	99,565	(25,908)
End of year(a)	$(146,966)	$99,565

(a)Includes accumulated net investment loss of:	$(84,444)	$(84,444)
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    9

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Statement of Cash Flows
Year ended June 30, 2015

Cash flows from operating activities:
Net increase in net assets resulting from operations	$—
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Amortization of offering costs	800,442
Increase in operating assets:
Deferred offering costs	(89,471)
Due from Adviser	(1,321,822)
Prepaid expenses	(48,005)
Increase (Decrease) in operating liabilities:
Due to Adviser	839,472
Due to Administrator	124,565
Accrued expenses	26,000
Due to affiliate	(45,250)
Net cash provided by operating activities	285,931
Cash flows from financing activities:
Proceeds from shares sold	40,006
Offering costs	(286,537)
Net cash used in financing activities	(246,531)
Net increase in cash and cash equivalents	39,400
Cash and cash equivalents, beginning of year	184,000
Cash and cash equivalents, end of year	$223,400

Supplemental non-cash financing activities:
Offering costs charged against paid-in capital in excess of par	$286,537
See accompanying notes to financial statements.

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Pathway Energy Infrastructure Fund, Inc.                                    10

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

Note 1. Principal Business and Organization
Pathway Energy Infrastructure Fund, Inc. (the “Company”) was incorporated under the general corporation laws of the State of Maryland on February 19, 2013 and has been inactive since that date except for matters relating to its organization and registration as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Company intends to elect to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. The Company intends to invest at least 80% of its total assets in securities of companies that operate primarily in energy and related infrastructure and industrial sectors (“Energy Companies”). The Company anticipates that its portfolio will be comprised primarily of income-oriented securities, which includes debt securities and income-focused preferred and common equity interests, of private or public Energy Companies within North America. The Company considers Energy Companies to be those companies that engage in the exploration, development, production, gathering, transportation, processing, storage, refining, distribution, mining, generation or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or power, as well as other energy-related industrial companies with businesses engaged in, but not limited to, manufacturing, chemicals, infrastructure, materials, logistics, marketing, waste and environmental services. The Company intends to invest in the upstream, midstream, downstream, service and equipment and power sub-sectors of the energy industry.

The Company is managed by Pathway Energy Infrastructure Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis, at an initial offering price of $15.00 per share and expects the share offering period to last for up to 36 months from the date of the commencement of the offering (September 2, 2014). Until the Company raises gross proceeds of at least $3.25 million (the “Minimum Offering Requirement”), with at least $2.5 million from persons not affiliated with the Company or the Adviser, within 12 months from the date of the commencement of the offering (September 2, 2014), no fees will be payable by the Company to the Adviser. As of August 25, 2015 the Company has raised gross proceeds in excess of the Minimum Offering Requirement and as a result, broke escrow and will start making investments.

Note 2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Actual results could differ from these estimates and these differences could be material.

Cash and Cash Equivalents
Cash and cash equivalents include funds deposited with financial institutions and short-term, highly-liquid overnight investments in money market funds. Cash and cash equivalents held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. Cash equivalents are carried at cost which approximates fair value. At June 30, 2015, cash and cash equivalents consisted solely of money market funds.

Offering Costs
Offering costs prior to the commencement of operations (September 2, 2014) are capitalized on the Company’s statement of assets and liabilities as deferred charges until operations began. Thereafter, offering costs are amortized as an expense over a twelve month period ended September 2, 2015 on a straight-line basis. The Company charged all offering costs incurred after the

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Pathway Energy Infrastructure Fund, Inc.                                    11

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

commencement of operations against offering costs in excess of additional paid-in capital on the statement of assets and liabilities. This has generated offering costs in excess of additional paid-in capital which will reverse with the closing on August 25, 2015.

Federal and State Income Taxes
The Company intends to elect to be treated as a RIC for tax purposes under the Code. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or are not deemed to have distributed) at least 98% of its annual ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its annual ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. For the calendar year ended December 31, 2014, the Company did not incur an excise tax expense because there was no annual taxable income.

If the Company fails to satisfy the annual distribution requirement or otherwise fail to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2015 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015 no provision for income tax is required in the Company’s financial statements. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Company files both federal and state income tax returns, the Company’s major tax jurisdiction is federal. All federal and state income tax returns for each tax year in the two-year period ended June 30, 2015 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is

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Pathway Energy Infrastructure Fund, Inc.                                    12

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

Note 3. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisors. Class I shares are available for purchase in this offering only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•	For Class R Shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;

•	For Class RIA Shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and

•	For Class I Shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock and 180,000,000 of which are initially designated as Class R shares, 10,000,000 as Class RIA shares and 10,000,000 as Class I shares. Each class of shares has identical voting and distribution rights, and bear its own pro rata portion of the Company’s expenses and have the same net asset value.

The Company entered into three stock purchase agreements with the Adviser. On July 30, 2013, February 13, 2014 and July 24, 2014, the Adviser contributed cash consideration of $144,003, $40,006 and $40,006 to purchase 10,435, 2,899 and 2,899 Class I common shares at $13.80 per share, respectively.

Beginning with the first calendar quarter following the one-year anniversary of the date that the Company meets the Minimum Offering Requirement, and on a quarterly basis thereafter, the Company may offer to repurchase shares. The Company will not be required to repurchase shares and will only do so on such terms as may be determined by its Board of Directors.

Note 4. Transactions with Affiliates
Investment Advisory Agreement
On September 2, 2014, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”)
with the Adviser. The Adviser is 50% owned by Prospect Capital Management L.P. and 50% by Behringer Harvard Holdings, LLC (“BHH”). The Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net

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Pathway Energy Infrastructure Fund, Inc.                                    13

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized). These calculations are appropriately pro-rated for any period of less than three months. For the year ended June 30, 2015, there were no base management fee and incentive fee charged by the Adviser.

Expense Support and Conditional Reimbursement Agreement
On September 2, 2014, the Company entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated on December 17, 2014 and February 24, 2015) (the “Expense Support Agreement”), whereby the Adviser has agreed to reimburse the Company for operating expenses in an amount equal to the difference between distributions to the Company’s stockholders for which a record date has occurred in each quarter less the sum of the Company’s net investment income, the net realized capital gains/losses, the unrealized losses and dividends paid to the Company from its portfolio investments during such quarter (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to the Company’s stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter shall be equal to such amount necessary in order for available operating funds for the quarter to equal zero. Available operating funds is the sum of (i) the Company’s net investment income (minus any reimbursement payments payable to the Adviser), (ii) the Company’s net realized capital gains/losses plus unrealized losses and (iii) dividends and other distributions paid to the Company on account of its portfolio investments (“Available Operating Funds”). The terms of the Expense Support Agreement commenced with the calendar quarter ended September 30, 2014 and continues quarterly thereafter until September 2, 2017, unless extended mutually by the Company and the Adviser. Any payments required to be made by the Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by the Adviser to the Company in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser, no later than the earlier of (i) the date on which the Company closes the books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by the Company (the “Expense Payment Date”). The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by the Adviser and the Company (each such date, a “Reimbursement Date”) the Company shall pay such Excess Operating Funds, or a portion thereof, to the extent that the Company has cash available for such payment, to the Adviser until such time as all Expense Payments made by the Adviser to the Company have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate as of such Reimbursement Date is equal to or greater than the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date. The purpose of the Expense Support Agreement is to minimize such distributions from the Company being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until the Company has raised sufficient capital to be able to absorb such expenses. As of June 30, 2015, the Company has elected to defer the receipt of Expense Payments from the Adviser in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from the Company to the Adviser for a later date.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Due from Adviser	Expense Support Payments Reimbursed to Adviser	Unreimbursed Support Payments	Eligible to be Repaid Through
September 30, 2014	$161,671	—	$161,671	September 30, 2017
December 31, 2014	470,161	—	470,161	December 31, 2017
March 31, 2015	401,480	—	401,480	March 31, 2018
June 30, 2015	288,510	—	288,510	June 30, 2018

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Pathway Energy Infrastructure Fund, Inc.                                    14

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

Administration Agreement
Additionally, on September 2, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. For the year ended June 30, 2015, administrative costs incurred by the Company to the Administrator were $124,565. During the year ended June 30, 2015, there were no payments made to or from the Administrator for administrator costs. As of June 30, 2015, $124,565 was payable to the Administrator.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses a subsidiary of BHH for providing investor relations support and related back-office services with respect to the Company’s investors. For the year ended June 30, 2015, there was no investor services fee charged.

Dealer Manager
Behringer Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of BHH, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses. For the year ended June 30, 2015, there was no Dealer Manager fee charged.

Organization and Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $395,942 for the year ended June 30, 2015, of which $293,627 was charged against offering costs in excess of additional paid-in capital. During the year ended June 30, 2015, the Adviser voluntarily waived $11,944 and $19,933 for organization and offering costs, respectively, which were incurred prior to fiscal year ended June 30, 2015, of which $11,944 is shown in the statement of operations, $12,843 was credited to deferred offering costs and $7,090 was credited to offering costs in excess of additional paid-in capital. Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to expenses for legal, accounting, printing, and certain marketing, and also include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services. Offering costs attributable to the salaries and direct expenses of such employees for providing primarily certain due diligence services were $87,650 for the year ended June 30, 2015.

In addition, the Adviser, on behalf of the Company, paid operating expenses of $430,157 for the year ended June 30, 2015, of which $97,216 include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing marketing services.

At June 30, 2015, total due to the Adviser for organization and offering costs, and operating expenses paid on behalf of the Company is $1,731,608.

Upon achieving the Minimum Offering Requirement, the Adviser is entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organizational and offering expenses that it has funded, until all of the organizational and offering costs listed above and any future offering expenses paid by the Adviser have been recovered. On September 2, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the gross proceeds of the offering of the Company’s securities until all of the organizational and offering expenses incurred and/or paid by the Adviser have been recovered.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. There were no fees paid to the independent directors of the Company as the Company did not exceed the minimum net assets required (i.e., greater than $100 million) to receive a fee for the year ended June 30, 2015. The officers do not receive any direct compensation from the Company.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    15

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
Notes to Financial Statements
June 30, 2015

Note 5. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred a liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding expense payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding expense payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding expense payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total Expense Payments from the Adviser.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 6. Financial Highlights
The Company has omitted the financial highlights for the period from September 2, 2014 (date of effectiveness) to June 30, 2015 since the Company had not met the Minimum Offering Requirement (see note 1) and had not commenced investment operations.

Note 7. Subsequent Events
As of August 25, 2015 the Company has raised gross proceeds in excess of the Minimum Offering Requirement and as a result, broke escrow and will start making investments.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    16

DISTRIBUTION REINVESTMENT PLAN (unaudited)
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•
during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

•
during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    17

MANAGEMENT (unaudited)
Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser, and Robert S. Aisner is considered an interested person of us as a result of his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors
M. Grier Eliasek, 42	Director, Chairman of the Board, Chief Executive Officer and President	Since 2013, expires 2016	President and Chief Operating Officer of Pathway Energy Infrastructure Management, LLC and Priority Senior Secured Income Management, LLC; President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation; Managing Director of Prospect Capital Management L.P. (“Prospect Capital Management”) and Prospect Administration LLC (“Prospect Administration”); Director, Chairman of the Board, Chief Executive Officer and President of Priority Income Fund, Inc.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
Robert S. Aisner, 68	Director	Since 2013, expires 2015	Executive positions of the following entities: TIER REIT, Inc., Behringer Harvard Opportunity REIT I, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., and Behringer Harvard Holdings.	2	TIER REIT, Inc., Behringer Harvard Opportunity REIT II, Inc., Monogram Residential Trust, Inc., Priority Income Fund, Inc.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    18

Name and Age	Position Held with the Company	Term and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
Andrew C. Cooper, 54	Director	Since 2013, expires 2016	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
William J. Gremp, 73	Director	Since 2013, expires 2015	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	3	Prospect Capital Corporation, Priority Income Fund, Inc.
Eugene S. Stark, 57	Director	Since 2013, expires 2017	Principal Financial Officer, Chief Compliance Officer and Vice President - Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation, Priority Income Fund, Inc.

The address for each of our directors is c/o Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, NY 10016.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    19

Executive Officers Who Are Not Directors

Name and Age	Position	Term	Principal Occupation(s) During Past Five Years
Michael D. Cohen, 41	Executive Vice President	Since February 2013
Executive Vice President of Pathway Energy Infrastructure Management, LLC and of a number of other entities affiliated with Behringer Harvard; Executive Vice President of Pathway Energy Infrastructure Fund, Inc., Director of Behringer Harvard Opportunity REIT II, Inc., President and Director of Behringer Harvard Opportunity REIT I, Inc.

Brian H. Oswald, 54	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since December 2014
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Prospect Capital Corporation and a Managing Director of Prospect Administration since November 2008. Mr. Oswald is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of our Adviser, Priority Senior Secured Income Management LLC and Priority Income Fund, Inc.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2015.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner	—	—	—
Independent Directors
Andrew C. Cooper	—	—	—
William J. Gremp	—	—	—
Eugene S. Stark	—	—	—
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors will be Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    20

Capital Management, Prospect Administration or Behringer Harvard or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser, the Administration Agreement between the Company and Prospect Administration or the Investor Services Agreement between the Company and Behringer Harvard Pathway Investor Services LLC, an affiliate of Behringer Harvard. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Behringer Harvard or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement. We also reimburse Behringer Harvard Pathway Investor Services for the costs and expenses incurred by Behringer Harvard Pathway Investor Services in performing its obligations and providing personnel and facilities under the Investor Services Agreement.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    21

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT
(unaudited)

On February 22, 2013, the Company’s Board of Directors unanimously voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and Pathway Energy Infrastructure Management, LLC (the “Adviser”). The Investment Advisory Agreement was executed on September 2, 2014, when the Company commenced offering its shares.

In considering whether to approval the renewal of the Company’s Investment Advisory Agreement, our Board of Directors reviewed a variety of information provided by the Adviser relating to the Company and the Investment Advisory Agreement and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•	the investment performance of individuals affiliated with the Company and the Adviser;

•	comparative data with respect to advisory fees or similar expenses paid by other registered management investment companies with similar investment objectives;

•	the Company’s projected operating expenses and expense ratio compared to registered management investment companies with similar investment objectives;

•	any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of the Adviser and its affiliates;

•
the Adviser’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Company and the brokers’ provision of brokerage and research services to the Adviser; and

•	the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Company’s Board of Directors concluded that fees payable to the Adviser pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Company’s Board of Directors did not assign relative weights to the above factors considered, but conducted an overall analysis of these factors. Individual members of the Company’s Board of Directors may have given different weights to different factors.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    22

ADDITIONAL INFORMATION (unaudited)
Portfolio Information
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within 60 days after the end of the relevant period. Form N-Q filings of the Company are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information will also be available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on the Company’s website at http://www.pathway-energyfund.com (iii) on the SEC’s website at http://www.sec.gov and (iv) included in Item 7 of this Form N-CSR.

The Company did not hold any voting securities and accordingly did not vote any proxies during the most recent 12-month period ended June 30, 2015. You may obtain information, without charge, regarding how the Company voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Tax Information
There were no distributions to stockholders during the year ended June 30, 2015.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    23

BOARD OF DIRECTORS
Independent Directors
Andrew C. Cooper
William J. Gremp
Eugene S. Stark

Interested Directors(1)
M. Grier Eliasek
Robert S. Aisner

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary
Michael D. Cohen, Executive Vice President

ADVISER
Pathway Energy Infrastructure Management, LLC
10 East 40th Street, 42nd Floor
New York, NY 10016
____________

(1)As defined under the Investment Company Act of 1940, as amended.

2015 ANNUAL REPORT
Pathway Energy Infrastructure Fund, Inc.                                    24

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Pathway Energy Infrastructure Fund, Inc. The Registrant’s code of ethics can be accessed via its website at http://www.pathway-energyfund.com. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, by telephone at (212) 448-0702 or on its website at http://www.pathway-energyfund.com.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2015 and 2014 were approximately $55,000 and $30,000, respectively.

(b)
Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended June 30, 2015 and 2014 were approximately $0 and $0, respectively.

(c)
Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning in the fiscal years ended June 30, 2015 and 2014 were approximately $4,000 and $3,750, respectively.

(d)	All Other Fees. No other fees were billed during the last two fiscal years for products and services provided by BDO.
(e)(1)
The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	Not applicable.
(f)	Not applicable.
(g)
For the fiscal years ended June 30, 2015 and 2014, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were approximately $4,000 and $3,750, respectively.

(h)
There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Schedule of Investments.
(a) The Registrant is currently in its offering period, which commenced on September 2, 2014 but have not yet broken escrow and as of June 30, 2015, had not made any investments. As of August 25, 2015 the Company has raised gross proceeds in excess of the Minimum Offering Requirement and as a result, broke escrow and will start making investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Pathway Energy Infrastructure Management, LLC. As of and for the year ended June 30, 2015, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Pathway Energy Infrastructure Management, LLC are set forth below.

PATHWAY ENERGY INFRASTRUCTURE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Pathway Energy Infrastructure Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pathway Energy Infrastructure Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Pathway Energy Infrastructure Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 8. Portfolio Managers of Closed-End Investment Companies.
Information pertaining to the portfolio managers of the Registrant, as of August 28, 2015, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of the Adviser and its professionals, which currently include John F. Barry III, Chief Executive Officer of the Adviser; M. Grier Eliasek, President and Chief Operating Officer of the Adviser, Chairman of our Board of Directors, and our Chief Executive Officer and President; Michael D. Cohen, Executive Vice President of the Adviser and our Executive Vice President; and Brian H. Oswald, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley. The Adviser’s professionals must approve each new investment that the Registrant makes. The Adviser’s professionals are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

Our executive officers, certain of our directors and certain finance professionals of the Adviser are also officers, directors, managers, and/or key professionals of Prospect Capital Management L.P., Prospect Administration LLC, Priority Income Fund, Inc., Priority Senior Secured Income Management, LLC, Prospect Capital Corporation and/or Behringer Harvard entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us, which could present conflicts of interest. In the future, these persons and other affiliates of Prospect Capital Management or Behringer Harvard may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, Prospect Capital Management or Behringer Harvard may grant equity interests in our Adviser to certain management personnel performing services for our Adviser. See “Management”.

Set forth below is additional information regarding additional entities that are managed by the professionals of the Adviser. All of the entities below pay an advisory fee based on performance.

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, equity and junior debt tranches of collateralized loan obligations and equity of a broad portfolio of U.S. companies	$6.8 billion
Priority Income Fund, Inc.	Closed-end management investment company	Investments in senior secured loans, via CLO debt and equity investments, of companies whose debt is rated below investment grade or, in limited circumstances, unrated	$82.2 million
____________

(1)Gross assets are calculated as of June 30, 2015 for Prospect Capital Corporation and Priority Income Fund, Inc.
(2)Mr. Cohen is not involved in the management of this entity.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, and Behringer Harvard LLC. However, Prospect Capital Management L.P. and Behringer Harvard LLC believe that our Adviser's professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity.  These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Investment Personnel
The Registrant’s investment adviser is led by Messrs. Barry, Eliasek, Cohen and Oswald and assisted by David L. Belzer, John G. Burges, Mark D. Hull and John W. Kneisley, who serve as Managing Director, Managing Director, Principal and Managing Director, respectively, for Pathway Energy Infrastructure Management, LLC. These individuals have served in their respective roles since we were incorporated in February 2013 (except for Mr. Oswald whose role began since December 2014). Biographical information for Messrs. Barry, Belzer, Burges, Hull and Kneisley is set forth below. See “Management” for biographical information regarding our other portfolio managers.

John F. Barry III is the Chief Executive Officer of our Adviser with experience as a lawyer, investment banker, venture capitalist, and private equity investor, and his service on various boards of directors, over the past 35 years. He also currently serves as Chairman and Chief Executive Officer of Prospect Capital Corporation, as well as a Managing Director of Prospect Capital Management and Prospect Administration. Mr. Barry has also served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Previously, Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co.

David L. Belzer is a Managing Director of our Adviser with 17 years of finance industry experience. Mr. Belzer leads Prospect Capital Management’s Energy company investment activities, is responsible for originating, executing, and managing debt and equity investments in the energy sector, including oil and gas exploration and production, oil and gas services, and pipelines and is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Belzer serves a similar role at Prospect Capital Management since 2004. From 1998 to 1999, Mr. Belzer was a member of the Structured Finance Group at GE Capital, where he focused on originating and executing investments in the oil and gas sector. From 1996 to 1998, Mr. Belzer worked at Wheelabrator Technologies, a developer of waste-to-energy plants. While at Wheelabrator, Mr. Belzer focused on powerplant acquisitions and development of the company’s inside-the-fence cogeneration strategy in the northeast. Mr. Belzer holds an MBA from the Olin School of Business at Washington University and a BA from the University of Indiana.

John G. Burges is a Managing Director of our Advisor with more than 20 years of finance industry experience. Mr. Burges is responsible for originating, executing and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, infrastructure and energy related industrial sectors. Mr. Burges serves a similar role at Prospect Capital Management. Mr. Burges previously worked for 16 years in investment banking and securities in London and New York with Deutsche Bank, Merrill Lynch, and Knight Capital, where he was a Managing Director. In his roles, Mr. Burges was responsible for advising and financing public companies in the utility, resource, and energy sectors. Mr. Burges has public company board and executive experience as President, CEO, and Director of a Canadian listed resource company, and as Chairman and an officer in an energy company which acquired and operated gas power generation assets in the Northeast of the US. Mr. Burges holds an MBA from Columbia Business School and a BA (Hons) from Bristol University in England.

Mark D. Hull is a Principal of our Adviser with 15 years of finance industry experience. Mr. Hull is responsible for originating, executing, and managing debt and equity investments in the oil and gas production, midstream gathering and processing, oilfield services, and oilfield fabrication sectors. Mr. Hull serves a similar role at Prospect Capital Management. From 2004 to 2006, Mr. Hull worked for Ballard Exploration, a private, Houston-based oil and gas exploration and production company where he provided financial analyses for business development in upstream and midstream projects. From 2002 through 2004, Mr. Hull worked for L. M. Girard & Co., L.P., a Houston-based private equity firm specializing in energy and process industry buyouts. At L. M. Girard, Mr. Hull was responsible for evaluating, structuring, and conducting due diligence for leveraged buyout transactions. From 2001 to 2002, Mr. Hull worked for a long /short equity hedge fund in the Robertson family office in Houston. Prior thereto, Mr. Hull worked for three years as an investment banker at Merrill Lynch in New York and Southwest Securities in Dallas. Mr. Hull holds an MBA from New York University’s Stern School of Business and a BBA from the University of Texas at Austin.

John W. Kneisley is a Managing Director of our Adviser with 24 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management and Priority Senior Secured Income Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

The following table sets forth, as of June 30, 2015 the dollar range of our equity securities that are owned by each of our portfolio managers, based on the initial public offering price of $15.00 per share.

Name of Professional	Dollar Range of Equity Securities(1)
John F. Barry III(2)	$100,001-$500,000
M. Grier Eliasek	None
Michael D. Cohen	None
Brian H. Oswald	None
David L. Belzer	None
John G. Burges	None
Mark D. Hull	None
John W. Kneisley	None

(1)The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor its Adviser, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 10,435, 2,899 and 2,899 Class I shares that our Adviser purchased on July 30, 2013, February 12, 2014 and July 22, 2014, respectively, for $13.80 per share, respectively.

REGISTRANT PURCHASES OF EQUITY SECURITIES
	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(2.a)(2.b)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(2.c)
None.

(1) There were no shares purchased.
(2.a) None.
(2.b) On a quarterly basis, the Registrant intends to offer to repurchase shares pursuant to the Registrant’s Share Repurchase Program Plan on such terms as may be determined by its Board of Directors unless, in the judgment of its Board of Directors, such repurchases would not be in our best interests or in the best interests of our stockholders, or would violate applicable law. The Registrant will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Registrant offers to repurchase may be less in light of the limitations noted below. In addition, the Registrant intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Registrant can repurchase with the proceeds the Registrant receives from the sale of shares under the Registrant’s distribution reinvestment plan.
(2.c) See (2.b) above.
(2.d) None.
(2.e) None.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are effective to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PATHWAY ENERGY INFRASTRUCTURE FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2015

By: /s/ Brian H. Oswald
Brian H. Oswald
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 28, 2015